SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2005

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

2604 LAWNDALE DRIVE, GREENSBORO, NORTH CAROLINA 27408

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 288-1898

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 11, 2005, Carolina Bank Holdings, Inc. (the “Registrant”) announced financial results for the first quarter ended March 31, 2005. For the first quarter, the Registrant reported net income of $532,000 and diluted earnings-per-share of $0.23. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the first quarter ended March 31, 2005 including a table of selected financial information is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS

On April 11, 2005, the Registrant announced that it had put under contract a new branch location in the Deep River Shopping Center located on Wendover Avenue between Greensboro, North Carolina and High Point, North Carolina. The Registrant currently anticipates that this new branch location will open during the first quarter of 2006.

The Registrant also announced that, during the fourth quarter of 2004, it began the process of documenting and testing its internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act and hired a new Vice President and Controller with responsibility for all relevant compliance regulations.

The Registrant also announced that its wholly-owned subsidiary, Carolina Bank, Greensboro, North Carolina, began offering several new products and services during the first quarter, including: free checking, free Internet bill pay, a fixed rate second mortgage product and a new home equity line of credit product.

A copy of the Registrant’s Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated April 11, 2005 with respect to the Registrant’s financial results for the first quarter ended March 31, 2005

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated: April 13, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release

4